Charting Our Path to Growth and Long-Term Profitability January, 2014

Certain statements on the slides which follow may be forward-looking statements about Christopher & Banks Corporation (the “Company”). Such forward-looking statements involve risks and uncertainties which may cause actual results to differ. These forward-looking statements may be identified by such terms as “will”, “expect”, “believe”, “anticipate”, “outlook”, “target”, “plan”, “initiatives”, “estimated”, “strategy” and similar terms. You are directed to the cautionary statements regarding risks or uncertainties described in the Company’s filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and other SEC filings made since the date of that 10-K report. Participants are cautioned not to place undue reliance on such forward-looking statements, which reflect management’s views only as of January 13, 2014. The Company undertakes no obligation to update or revise the forward-looking statements. 2 Safe Harbor

Our Vision & Mission Vision: To be her trusted brand by delivering style and value every day. Mission: To provide women of all sizes with apparel and accessories with style and versatility that reflects who she is, lasting quality and affordable value she expects, delivered with the personalized attention she deserves. 3

4  An established brand targeting the 45-60 age group with fashionable assortments that meet our customers’ needs for style, versatility and value  590 stores in two primary brand concepts:  360 Christopher & Banks stores – missy & petite – average size of 3,300 square feet  150 CJ Banks stores – women - average size of 3,600 square feet  49 missy, petite, women (MPW) stores  31 outlet stores  E-commerce sites for each brand Company Overview

 Target women 45-60 years  Avg. household income $70k-$75k  More than 50% higher than US avg.  70% work outside of the home  Two-thirds married  Purchases 3.2 times annually  Self-reports that she visits more frequently  Spends $139 annually  On average, $43 per purchase 5 Our Core Customer

Name Title Year Joined CBK Years in Industry LuAnn Via President and CEO 2012 30+ Peter Michielutti SVP and CFO 2012 20+ Michelle Rice SVP, Store Operations 2008 20+ Monica Dahl SVP, Marketing 2004 20+ Ann McDermott VP, Divisional Merchandise Manager 2011 20+ Tricia Perket VP, Divisional Merchandise Manager 2010 20 Brad Smith VP, eCommerce and Digital Marketing 2013 20+ Lisa Klein VP, Information Technology & P&A 2008 20 Belinda Meier VP, Controller 2013 15+ 6 Experienced Management Team

7 Improved Financial Performance -14.0% 18.5% -2.0% -15.0% 23.4% -8.0% 8.9% 7.7% 0.0% 13.6% 4.9% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% F4 Q 2 0 1 1 F4 Q 2 0 1 2 F1 Q 2 0 1 1 F1 Q 2 0 1 2 F1 Q 2 0 1 3 F2 Q 2 0 1 1 F2 Q 2 0 1 2 F2 Q 2 0 1 3 F3 Q 2 0 1 1 F3 Q 2 0 1 2 F3 Q 2 0 1 3 Quarterly Comps 7.1% 30.2% 34.7% 23.1% 34.2% 28.9% 27.7% 33.5% 21.7% 35.2% 38.1% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% F4 Q 2 0 1 1 F4 Q 2 0 1 2 F1 Q 2 0 1 1 F1 Q 2 0 1 2 F1 Q 2 0 1 3 F2 Q 2 0 1 1 F2 Q 2 0 1 2 F2 Q 2 0 1 3 F3 Q 2 0 1 1 F3 Q 2 0 1 2 F3 Q 2 0 1 3 Quarterly Gross Margin  Instituted merchandising and marketing strategies focused on sales and profitability  Improved inventory flow and instituted a more disciplined markdown strategy  Increased investment in store payroll and enhanced selling techniques contributing to improved conversions and higher UPTs

Over the Next 3 Fiscal Years, Expect to Deliver Mid-Single- Digit Comp Growth 300-400 bps of Gross Margin Expansion SG&A Leverage 2% - 3% Annual Net Square Footage Growth High-Single-Digit Operating Margin by End of Fiscal 2016 8 Long-Range Financial Targets

Elements of Strategic Initiatives Focused Assortments and Merchandising Compelling Price/Value Equation Targeted Messaging and Marketing Engaged and Easy to Shop Store Experience Operational Excellence 9 Corporate Strategic Initiatives

10  Consistently deliver a balanced, compelling and versatile fashion assortment  Offer fashion-right, age-appropriate options  Continue to maximize sales and margin with year round core basic programs and appropriate depth of key styles  Increase wear-to-work options including jackets, blouses, essential cardigans and year round pants  Provide easy, complete outfitting with complementing accessories Focused Merchandise Assortments

 Expand core programs of Everyday Denim and Layer Your Look knit tees  Introduce new fit solutions and easy care fabrics  Signature slimming pants  Wrinkle-resistant shirts  Introduce weekend wear  Expand soft knit dressing 11 Focused Merchandise Assortments

12  Offer a price/value proposition that resonates with customers  Provide attractive opening price points in all categories  Drive key sales and margin at compelling price points  Plan promotional buys to maximize margin  Continue to offer a well balanced good / better / best product mix  Consistently deliver on quality Compelling Price/Value Equation

13  Leverage Customer Relationship Management (CRM) Programs  Friendship Loyalty Program at 3.9 million in total and 2.3 million Active customers generating 95% of our 12-month sales  Increase analytics around customer segments  Expand Private Label Credit Card Program (launched in April 2012)  Reached milestone 500,000 card holders in November  Cardholders represent 19% of active customers and 23% of overall YTD sales  VIP cardholder events and in-store payments Targeted Messaging and Marketing

14  Invest in marketing programs that increase customer growth and loyalty while driving measurable returns  Increase investment in direct mail  Increase investments in social media and select PR  Support new store formats with enhanced grand opening events  Refine promotional strategy  Targeted and pre-planned category promotions versus all-store promotions  Store signage and messaging, balancing product features & promotion to drive traffic Targeted Messaging and Marketing

 Establishing direct foundation that keeps up with the changing needs of our customer  Ongoing enhancements and updates to improve her shopping experience  Leverage growing mobile usage among our target customer  Increase our use of digital media to extend the reach of our brands and acquire a new kind of customer  Leverage growth in paid search  Expand use of targeted, data-driven display advertising  Grow multi-channel customer base 15 Enhanced Ecommerce Experience

 Refreshed “Selling with Care” program  Refining selling techniques through additional videos and tools  Re-enforce clientelling as key to selling culture  Increased selling hours at select stores  Upgraded Talent  Aligning store personnel capabilities with real estate strategy  Enhanced on-boarding program  Enhanced Visual Merchandising  Increased outfitting displays  Create consistency from store to store by maintaining brand standards  Greater use of mannequins, tables and visual props for increased flexibility and visual appeal  Maintain Strong Personal Relationships with Our Customer  In-store seasonal Fashion Events  Maximize grassroots opportunities i.e. women’s conventions, leadership conferences and women’s clubs 16 Engaged and Easy-to-Shop In-Store Experience

17  Expect to open at least 20 stores during each of the next three fiscal years consisting of outlet and MPW stores  Continue to evaluate opportunities to convert Christopher & Banks and CJ Banks single brand stores into MPW stores  Better serve customer with full complement of missy, petite and women’s sizes in one location  Expect to convert a minimum of 75 stores to MPW stores over the next three years  Determine where there is opportunity to maximize productivity by adding CJ product to CB stores  Will add CJ product into 50 CB stores at the end of 1Q14 Real Estate Strategy

18 Map of Current Store Base  Highly Midwest, Northeast concentrated store base with opportunity for geographic expansion

19  Unique customer niche largely underserved by others  Multi-channel strategy with small market focus  Strategic initiatives driving improved sales and merchandise margin performance  Significant operating margin expansion opportunity  Enhanced balance sheet with improved liquidity and flexibility  Strong and experienced management team and Board of Directors Investment Highlights

Financial Highlights

 Total comparable sales for the first 39 weeks up 11.3%  Six consecutive quarters of comparable store sales increases  Improved conversion rates, higher units per transactions, and an increase in the AUR led to an 11.3% increase in average dollar sale  Despite operating an average of 8.9% fewer stores, sales for the 39 weeks grew 5.3% as compared to the same period last year  Gross margin for the 39 weeks was 35.3% compared to 29.2% for the same period last year  Merchandise margin rate improved on a year-over-year basis  Lower markdowns  Improving IMU  Occupancy leverage  Improved inventory flow contributed to stronger sell-through 21 Improved Financial Performance

22 39 Weeks Ended 39 Weeks Ended 39 Weeks Ended November 2, 2013** October 27, 2012** October 29, 2011** Net Sales $330.8 $314.3 $330.5 Gross Margin 35.3% 29.2% 28.9% SG&A as % of sales 29.5% 30.0% 32.2% Operating Income (Loss) $9.4 ($11.9) ($28.5) Net Income (Loss)* $9.0 ($12.0) ($28.1) Adjusted Net Income (Loss) $9.0 ($16.4) ($28.1) Diluted EPS $0.24 ($0.34) ($0.79) Adjusted Diluted EPS $0.24 ($0.49) ($0.79) *Net income for the 39-week period ended October 27, 2012 included a $5.4 million after-tax, non-cash benefit related to restructuring charges. **Numbers are shown in millions except EPS 3-Year Financial Highlights

23 (37,231) (39,254) (22,620) (2,531) 11,009 16,330 19,656 (50,000) (40,000) (30,000) (20,000) (10,000) - 10,000 20,000 30,000 Q1-FY12R Q2-FY12R Q3-FY12R Q4-FY12R Q1-FY13 Q2-FY13 Q3-FY13 EBITDA Trailing 4-Quarters (excluding Restructure) $,000 EBITDA Performance Since Turnaround Began  Embarked on a turnaround in December 2011 and have since made significant changes across various functions  This has led to a swift and dramatic improvement in EBITDA performance

November 2, 2013 (In Millions) October 27, 2012 (In Millions) Cash and Investments $47.1 $33.2 Merchandise Inventories 49.3 58.2 Property and Equipment, net 37.6 45.0 Total Assets $147.7 $145.0 Long -Term Debt — — Stockholders’ Equity $86.4 $78.8 Balance Sheet and Cash Flow Summary  No outstanding borrowings under revolving credit facility 24

Q4 Guidance Update  For the fourth quarter of fiscal 2013 the Company now expects:  Same-store sales to be flat or slightly up on a year-over-year basis, versus the previous outlook for a low-single digit increase. The lowered same-store sales guidance reflects the impact of store closures related to weather.  Gross margin to increase 150 to 200 bps, as compared to last year’s fourth fiscal quarter due to fewer promotions than anticipated. This compares to our prior guidance of an increase of 100 to 150 bps.  SG&A dollars to be between 30.0% to 30.2% as a percent of net sales, as compared to 30.0% in last year’s fourth fiscal quarter due to ongoing cost controls.  To recognize a nominal amount of tax benefit, as the Company’s tax provisions will continue to be affected by the valuation allowance on the Company’s deferred tax assets.  Inventory per store will be up, as planned, year-over-year, as we invest in new core programs that have been well received by our customers. The composition of the end of the year inventory will be primarily go- forward product. 25

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